UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 LAGUNA CANYON ROAD, SUITE 150 , IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 387-2277
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see Gel Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 25, 2014, Patient Safety Technologies, Inc. (“Patient Safety” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of Patient Safety stockholders scheduled to be held on March 21, 2014 (the “Special Meeting”) to, among other things, vote on the approval of the merger (the “Merger”) with Stryker Corporation (“Stryker”).

As previously disclosed in the Definitive Proxy Statement, three putative stockholders of Patient Safety filed putative class actions on behalf of an alleged class of Patient Safety stockholders in the Superior Court of California, County of Orange, under the following captions: Hofman v. Patient Safety Technologies, Inc., et al., Case No. 30-2014-00698513-CU-SL-CXC, Martinsen v. Patient Safety Technologies, Inc., et al., Case No. 30-2014-00701480-CU-SL-CXC, and Haas v. Patient Safety Technologies, Inc., et al., Case No. 30-2014-00705803-CU-SL-CXC, (together, the “California Actions”).  Plaintiff Hofman filed an amended complaint on January 29, 2014 (the “Amended Complaint”). On February 25, 2014, Plaintiff Donald Gregor filed a class action lawsuit in the Court of Chancery of the State of Delaware entitled Gregor v. Patient Safety Technologies, Inc., et al., Case No. 9395-VCP (the “Delaware Action,” and, together with the California Actions, the “Actions”).  Plaintiffs challenge the proposed acquisition of the Company by Stryker and disclosures made in the Definitive Proxy Statement.

On March 11, 2014, the parties to the Actions reached an agreement in principle providing for the settlement of the action on the terms and conditions set forth in a memorandum of understanding (the “MOU”).  Pursuant to the MOU, the defendants agreed to make certain supplemental and amended disclosures to the disclosures in the Definitive Proxy Statement.

The MOU further provides that, among other things, (1) the parties will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the California court for review and approval; (2) the Stipulation will provide for dismissal of the outstanding litigation in California and Delaware on the merits; (3) the Stipulation will include a general release of defendants of all claims relating to the proposed Merger and related transactions; and (4) the proposed settlement is conditioned on, among other things, class certification and final approval by the California court after notice to Patient Safety’s shareholders.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to Patient Safety’s stockholders in connection with the proposed Merger.

Pursuant to the proposed settlement, Patient Safety has also agreed to make the amended and supplemental disclosures set forth below to the disclosures in the Definitive Proxy Statement.  Important information concerning the proposed Merger is set forth in the Definitive Proxy Statement.  The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.  Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

The Company and the other defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or duties or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any applicable fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from further litigation.  Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement (including the Stipulation) shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

AMENDED AND SUPPLEMENTAL DISCLOSURE

In the proposed settlement of the aforementioned lawsuits described in this Current Report on Form 8-K, Patient Safety makes the following amended and supplemental disclosures to the Definitive Proxy Statement.  Without admitting in any way that the disclosures below are material or otherwise required by law, Patient Safety makes the following amended and supplemental disclosures:

The section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

The following disclosure supplements the disclosure on page 22 of the Definitive Proxy Statement by adding a new sentence after the last sentence of the eleventh paragraph on such page:

Neither of the potential partners expressed interest in pursuing a transaction at that time.

The following disclosure supplements the disclosure on page 22 of the Definitive Proxy Statement by replacing the word “Following” with a new clause in the first sentence of the thirteenth paragraph on such page and by replacing the clause “Cardinal Health, Inc. (“Cardinal”)” in the first sentence of the Definitive Proxy with “Cardinal”:

As required by the terms of Patient Safety’s supply and distribution agreement with Cardinal Health, Inc. (“Cardinal”), following

The following disclosure supplements the disclosure on page 22 of the Definitive Proxy Statement by adding a new sentence after the last sentence of the thirteenth paragraph on such page:

Cardinal indicated that it valued Patient Safety below Patient Safety’s market capitalization and as a result did not intend to make an offer for Patient Safety or otherwise pursue an acquisition.

The following disclosure supplements the disclosure on page 22 of the Definitive Proxy Statement by adding a new clause immediately following the clause “Over the following week,” in the first sentence of the fourteenth paragraph on such page:

because the Patient Safety board was unable to find a mutually acceptable time to collectively assemble,

The following disclosure supplements the disclosure on page 23 of the Definitive Proxy Statement by adding a new clause immediately before the first sentence of the second paragraph on such page:

Following discussions with multiple financial advisors and receiving three written proposals from other financial advisors,

The following disclosure supplements the disclosure on page 23 of the Definitive Proxy Statement by adding a new clause after the first sentence of the sixth paragraph on such page:

that were in the medical device industry and would potentially have an interest in surgical products.

The following disclosure supplements the disclosure on page 23 of the Definitive Proxy Statement by adding a new sentence after the last sentence of the sixth paragraph on such page:

The non-disclosure agreements signed by two of the potential acquirors, referenced as Company C and Company D below, contained standstill obligations that did not terminate automatically if Patient Safety entered into or publicly announced a business combination with a third party and that were still in effect at the time of filing.

The following disclosure supplements the disclosure on page 23 of the Definitive Proxy Statement by adding a new clause at the end of the first sentence of the ninth paragraph on such page:

, expressing concerns over strategic fit and an inability to reach a valuation that would be acceptable to Patient Safety.

The following disclosure supplements the disclosure on page 24 of the Definitive Proxy Statement by adding a new clause at the end of the first sentence of the third paragraph on such page:

, expressing an inability to reach a valuation that would be acceptable to Patient Safety.

The following disclosure supplements the disclosure on page 24 of the Definitive Proxy Statement by adding a new clause at the end of the first sentence of the seventh paragraph on such page:

, expressing an inability to reach a valuation that would be acceptable to Patient Safety.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of Patient Safety’s Financial Advisor” is amended and supplemented as follows:

The following disclosure supplements the disclosure on page 33 of the Definitive Proxy Statement by replacing the first paragraph and the bullets immediately following such first paragraph with the following paragraph and the bullets below on such page:

Selected Publicly Traded Companies Analysis. BofA Merrill Lynch reviewed publicly available financial and stock market information for Patient Safety and the following 10 publicly traded companies in the medical device industry, six of which were deemed by BofA Merrill Lynch to be small cap companies and four of which were deemed by BofA Merrill Lynch to be companies that specialize in sterilization, infection prevention and monitoring:

Small Cap

•	Baxano Surgical, Inc.
•	LeMaitre Vascular, Inc.
•	Merit Medical Systems, Inc.
•	The Spectranetics Corporation
•	Vascular Solutions Inc.
•	Zeltiq Aesthetics, Inc.

Sterilization / Infection Prevention / Monitoring

•	STERIS Corp.
•	Masimo Corporation
•	Cantel Medical Corp.
•	Natus Medical Inc.

The following disclosure supplements the disclosure on page 33 of the Definitive Proxy Statement by adding two new sentences after the first sentence of the second to last paragraph on such page:

BofA Merrill Lynch observed low, median, mean and high calendar year 2013 estimated  revenue multiples for the small cap selected publicly traded companies of 1.82x, 2.81x,  3.72x and 6.82x, respectively, and low, median, mean and high calendar year 2014  estimated revenue multiples for such selected publicly traded companies of 1.09x, 2.54x,  3.18x and 5.76x, respectively.  BofA Merrill Lynch observed low, median, mean and  high calendar year 2013 estimated revenue multiples for the selected publicly traded  companies specializing in sterilization, infection prevention and monitoring of 2.05x,  2.54x, 2.64x and 3.40x, respectively, and low, median, mean and high calendar year 2014  estimated revenue multiples for such selected publicly traded companies of 1.95x, 2.45x,  2.47x and 3.02x, respectively.

The following disclosure supplements the disclosure on page 33 of the Definitive Proxy Statement by adding a new clause after the second to last sentence of the second to last paragraph on such page:

and stock-based compensation of Patient Safety was treated as a cash expense.

The following disclosure supplements the disclosure on page 34 of the Definitive Proxy Statement by replacing the “:” at the end of the last sentence thereof with a “.” and adding a new sentence after the last sentence of the first paragraph on such page:

For purposes of its discounted cash flow analysis, BofA Merrill Lynch defined “standalone unlevered, after-tax free cash flows” as tax-effected earnings before interest and tax plus depreciation and amortization and less capital expenditures and changes in working capital:

The following disclosure supplements the disclosure on page 34 of the Definitive Proxy Statement by adding a new sentence after the first sentence of the second paragraph on such page:

BofA Merrill Lynch observed low, median, mean and high one-year forward revenue multiples for the selected transactions of 3.13x, 4.35x, 4.16x and 6.00x, respectively, and low, median, mean and high two-year forward revenue multiples for the selected transactions of 2.72x, 3.17x, 3.34x and 4.30x, respectively.

The following disclosure supplements the disclosure on page 34 of the Definitive Proxy Statement by adding a new clause after the second to last sentence of the second paragraph on such page:

and stock-based compensation of Patient Safety was treated as a cash expense.

The following disclosure supplements the disclosure on page 34 of the Definitive Proxy Statement by adding a new phrase after the word “using” and before the phrase “discount rates” in the fifth sentence of the last paragraph on such page:

end of period discounting and

The following disclosure supplements the disclosure on page 34 of the Definitive Proxy Statement by adding a new clause at the end of the fifth sentence of the last paragraph on such page:

, taking into account certain financial metrics, including levered and unlevered beta, tax rates and current yields for U.S. treasury notes based on publicly available sources.

The following disclosure supplements the disclosure on page 34 of the Definitive Proxy Statement by replacing the “:” at the end of the last sentence thereof with a “.” and adding a new sentence after the last sentence of the last paragraph on such page:

For purposes of its discounted cash flow analysis, BofA Merrill Lynch defined “standalone unlevered, after-tax free cash flows” as tax-effected earnings before interest and tax plus depreciation and amortization and less capital expenditures and changes in working capital:

The following disclosure supplements the disclosure on page 36 of the Definitive Proxy Statement by adding a new paragraph after the third paragraph on such page:

BofA Merrill Lynch and its affiliates have not provided any material investment banking, commercial banking or other financial services to Patient Safety in the past two years.

The Definitive Proxy Statement is amended and supplemented by adding the following section entitled “The Merger—Projected Financial Information” onto page 36:

Projected Financial Information

Patient Safety does not as a matter of course make public projections as to future performance or earnings and is especially wary of making projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with Patient Safety’s regular internal planning process and with the Merger, Patient Safety’s management prepared internal financial projections based on a variety of assumptions and provided a preliminary version of the projections to its financial advisor, BofA Merrill Lynch, and the Patient Safety board. In December 2013, Patient Safety provided to BofA Merrill Lynch and the Patient Safety board updated financial projections that reflected a number of revised assumptions and estimates, including the impact of actual results during the months subsequent to the preliminary projections, increased regulatory concerns and changes in Patient Safety’s installed and expected future customer base. We have included a summary of the updated projections below to give our stockholders access to certain nonpublic information provided to our financial advisor and the Patient Safety board for purposes of considering and evaluating the Merger, including the delivery of the opinion delivered by BofA Merrill Lynch described under “The Merger – Opinion of Patient Safety’s Financial Advisor.” The inclusion of the projections should not be regarded as an indication that the Patient Safety board, Patient Safety, BofA Merrill Lynch or any other recipient of this information considered, or now considers, them to be an assurance of the achievement of future results. In addition, the projections have not been updated further or revised to reflect information or results after the date the projections were prepared or as of date of this proxy statement.

Patient Safety advised the recipients of the projections that its internal financial forecasts upon which the projections were based are subjective in many respects. The projections reflect numerous assumptions with respect to company performance, industry performance, general business, economic, market and financial conditions and other matters, many of which are difficult to predict, subject to significant economic and competitive uncertainties and beyond Patient Safety’s control. As a result, there can be no assurance that the projections will be realized or that actual results will not be significantly higher or lower than projected.

The projections were prepared for internal use and to assist Patient Safety’s financial advisor with its due diligence investigations of Patient Safety. The projections were not prepared with a view toward public disclosure or toward compliance with United States generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, Patient Safety’s management. Squar, Milner, Peterson, Miranda & Williamson, LLP (“SMPMW”), Patient Safety’s independent registered public accounting firm, has not examined, compiled or performed any procedures with respect to the accompanying prospective financial information, and accordingly, SMPMW does not express an opinion or any other form of assurance with respect thereto. The SMPMW report incorporated by reference in this proxy statement relates to Patient Safety’s historical financial information. It does not extend to the prospective financial information and should not be read to do so.

Projections of this type are based on estimates and assumptions that are inherently subject to factors such as company performance, industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Patient Safety, including the factors described under “Cautionary Statement Concerning Forward-Looking Statements,” which factors may cause the projections or the underlying assumptions to be inaccurate. Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year. The projections do not take into account any circumstances or events occurring after the date they were prepared.

The following is a summary of the projections:

Summary of Projections

(dollars in millions, except percentage data)

	Fiscal Year Ended December 31,
	2014E	2015E	2016E	2017E	Normalized
Revenue	$32.6	$44.8	$61.7	$87.2	$87.2
Revenue Growth Rate	47.0%	37.4%	37.8%	41.3%	-
EBITDA(1)	$4.6	$11.3	$19.5	$33.1	$33.1
Margin	14.2%	25.1%	31.5%	37.9%	37.9%
EBIT(2)	$3.1	$9.8	$18.4	$31.8	$31.1
Margin	9.4%	21.8%	29.8%	36.4%	35.6%

(1)	We define EBITDA as earnings before interest, tax, depreciation and amortization.
(2)	We define EBIT as earnings before interest and tax.

Forward Looking Statements

Statements in this filing regarding the Company’s business that are not historical facts are "forward-looking statements" (within the meaning of Section 21E of the Securities Exchange Act of 1934) that involve risks and uncertainties. Forward-looking statements reflect the Company’s management's current views with respect to future events and financial performance; however, you should not put undue reliance on these statements.  When used, the words "anticipates," "believes," "expects," "intends," "future," and other similar expressions, without limitation, identify forward-looking statements.  These statements include those related to the expected benefits of the Stryker transaction and the expected closing date of the Stryker transaction. Forward-looking statements are not guarantees of future performance and are inherently subject to risks and uncertainties and other factors which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stryker acquisition agreement, (2) the failure to obtain approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management's attention from the Company’s ongoing business operations due to the Stryker transaction and (4) the effect of the announcement of the Stryker transaction on the Company’s ability to retain and hire key personnel and maintain relationships with the Company’s customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally. These risks and uncertainties also include but are not limited to: the Company’s ability to implement in all hospitals within the larger hospitals organizations with which the Company has agreements, the Company’s ability to implement in those hospitals with which the Company has scheduled implementations, the early stage of adoption of the Company’s Safety-Sponge® System and the need to expand adoption of the Company’s Safety-Sponge® System; the impact on the Company’s future revenue and cash flows from the ordering patterns of the Company’s exclusive distributor Cardinal Health; the Company’s need for additional financing to support the Company’s business; the Company’s reliance on third-party manufacturers, some of whom are sole-source suppliers, and on the Company’s exclusive distributor; and any inability to successfully protect the Company’s intellectual property portfolio.  In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.

Forward-looking statements can be affected by many other factors, including, those described in the "Business”, "Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Factors Affecting Future Results” sections of the Company’s Annual Report on Form 10-K for 2012, the Company’s Quarterly Reports on Form 10-Q and in the Company’s other public filings. These documents are available online through the SEC’s website, www.sec.gov. Forward-looking statements are based on information presently available to senior management, and the Company has not assumed any duty to update any forward-looking statements.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Stryker. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company prepared a definitive proxy statement which was filed with the SEC on February 25, 2014. The Company and Stryker plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to Patient Safety Technologies, Inc.’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Patient Safety Technologies, Inc. by going to Patient Safety Technologies, Inc.’s Investor Relations website page by clicking the “Investors” link at www.surgicountmedical.com or by sending a written request to Patient Safety Technologies, Inc.’s Secretary at Patient Safety Technologies, Inc., 15440 Laguna Canyon Road, Suite 150, Irvine, California 92618, or by calling the Secretary at (949) 387-2277.

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Stryker.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended.  Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Stryker is included in the Definitive Proxy Statement.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at http://www.surgicountmedical.com/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this filing to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: March 11, 2014	By:	/s/ David C. Dreyer
David C. Dreyer, Executive Vice President,
Chief Financial Officer, and Secretary